UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    JANUARY 20, 2006
                                                      --------------------------

                         TOUCHSTONE RESOURCES USA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        50228                33-0967974
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)         Identification No.)

                        1600 SMITH STREET
                            SUITE 5100
                          HOUSTON, TEXAS                             77002
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              (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code  (713) 784-1113
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 20, 2006, Touchstone Resources USA, Inc. (the "Company," "we," or "us") entered into a securities purchase agreement with G & S Bennett Ltd. ("GS") pursuant to which we issued 140,000 units to GS for a purchase price of $252,000. R. Gerald Bennett, a member of our Board of Directors, is a principal equity owner and managing partner of GS. The securities were issued in a private offering under the same agreement and on the same terms and conditions as all other participants in the offering. The information provided in Item 3.02 below is incorporated herein by this reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      Between November 14, 2005 and January 27, 2006 we sold 9,318,332 shares of common stock and warrants to purchase an additional 4,659,166 shares of common stock for aggregate gross cash proceeds of $8,386,500. The securities were sold in units consisting of two shares of our common stock and one common stock purchase warrant at a purchase price of $1.80 per unit. Each warrant is immediately exercisable into one (1) share of common stock at an exercise price of $1.50 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the warrants during such fifteen
(15) day period. Upon expiration of such fifteen (15) day period, the warrants shall terminate.

      $6,946,500 of the units were sold in a private offering which we commenced in August 2005 and terminated on January 24, 2006 (the "US Private Offering"). As previously reported in our Current Report on Form 8-K dated September 30, 2005 and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005, between August 22, 2005 and October 28, 2005 we sold an aggregate of 6,322,224 shares of common stock and warrants to purchase an additional 3,161,112 shares of common stock in the US Private Offering for aggregate gross cash proceeds of $5,690,001. After giving affect to the forgoing, we sold an aggregate of 14,040,556 shares of common stock and warrants to purchase an additional 7,020,278 shares of common stock for aggregate gross cash proceeds of $12,636,501 in the US Private Offering. The balance of the units consisting of 1,600,000 shares of common stock and warrants to purchase an additional 800,000 shares of common stock, were sold for gross cash proceeds of $1,440,000 in a private offering to certain overseas investors which we commenced in August 2005 and terminated on January 27, 2006 (the "Non US Private Offering").

      The securities issued in the US Private Offering were sold in a private placement transaction to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D thereunder. We paid aggregate placement agent fees of $903,080 to various broker dealers registered under the Securities Exchange Act of 1934, as amended, and members of the National Association of Securities Dealers, Inc. We also issued warrants to certain of the placement agents to purchase shares of common stock equal to 8% of the shares included in the units sold by such placement agents at an exercise price of $1.50 per share in payment of additional placement agent fees. The other material terms of these warrants are identical to the terms of the warrants issued to investors in the US Private Offering and described above.

      The securities sold in the Non US Private Offering were issued in a private placement transaction to two accredited investors who are not "U.S. persons" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act. We paid consulting fees in the amount of $115,200 in connection with this transaction


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

      We have agreed to use our best efforts to prepare and file with the Securities and Exchange Commission within 60 days after the termination of the US Private Offering a registration statement under the Securities Act permitting the public resale of the shares of common stock and shares of common stock issuable upon exercise of the warrants issued in the offerings. We have agreed to pay certain penalties to the purchasers of the units if the registration statement is not filed within 60 days after the termination of the US Private Offering (the "Filing Deadline") or if the registration statement is not declared effective within 150 days after the termination of the US Private Offering (the "Effectiveness Deadline"). The penalties are payable in additional shares of our common stock valued at the average closing price of our shares for the five trading days preceding the date payment of such penalties is demanded by purchasers of the units.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1 Form of Securities Purchase Agreement by and between the Company and Purchasers of Units consisting of shares of Common Stock and Warrants

10.2 Form of Warrant issued to Purchasers of Units consisting of shares of Common Stock and Warrants

10.3 Form of Warrant issued to Placement Agents in Unit Offering of shares of Common Stock and Warrants

10.4 Form of Securities Purchase Agreement by and between the Company and Non US Purchasers of Units consisting of shares of Common Stock and Warrants

10.5              Form  of  Warrant   issued  to  Non  US  Purchasers  of  Units
                  consisting of shares of Common Stock and Warrants


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Touchstone Resources USA, Inc.



Date:  January 30, 2006                  By: /s/ Roger Abel
                                              ----------------------------------
                                                 Roger Abel
                                                 Chief Executive Officer


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

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------


10.1 Form of Securities Purchase Agreement by and between the Company and Purchasers of Units consisting of shares of Common Stock and Warrants

10.2 Form of Warrant issued to Purchasers of Units consisting of shares of Common Stock and Warrants

10.3 Form of Warrant issued to Placement Agents in Unit Offering of shares of Common Stock and Warrants

10.4 Form of Securities Purchase Agreement by and between the Company and Non US Purchasers of Units consisting of shares of Common Stock and Warrants

10.5              Form  of  Warrant   issued  to  Non  US  Purchasers  of  Units
                  consisting of shares of Common Stock and Warrants


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